UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 7, 2017

SILICON LABORATORIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

400 West Cesar Chavez, Austin, TX  78701

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code: (512) 416-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934. ☐

Item 8.01. Other Events

On December 7, 2017, Silicon Laboratories Inc. (“Silicon Laboratories”) issued a press release announcing a definitive agreement (the “Agreement”) under which Silicon Laboratories will acquire Sigma Designs, Inc. (“Sigma Designs”) for $7.05 per share in a cash transaction valued at approximately $282 million, subject to certain closing conditions. In the event that certain of these closing conditions are not met, the parties have agreed that Sigma Designs would instead sell its Z-Wave business to Silicon Laboratories for $240 million, contingent upon approval by Sigma Designs’ stockholders. Sigma Designs provides solutions for the connected home including Z-Wave, a leading Internet of Things (IoT) technology for smart home solutions.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which will be filed at a later date.

The press release announcing the Agreement is attached hereto as Exhibit 99.1 to this report.

In connection with the announcement, Silicon Laboratories distributed the communications attached hereto as Exhibit 99.2, Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5 to certain of its employees and IoT customers.

Non-GAAP Financial Measures

In addition to GAAP reporting, Silicon Laboratories provides investors with certain information on a non-GAAP basis, including anticipated accretion. This non-GAAP information excludes stock compensation, amortization of acquired intangible assets, non-cash interest expense on convertible notes, and certain other items. Management does not believe that the excluded items are reflective of the Company’s underlying performance. The exclusion of these and other similar items from Silicon Laboratories’ non-GAAP presentation should not be interpreted as implying that these items are non-recurring, infrequent or unusual. Silicon Laboratories believes this non-GAAP financial information provides additional insight into the Company’s on-going performance and has therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate the results of the Company’s on-going operations and enable more meaningful period to period comparisons. These non-GAAP measures are provided in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Silicon Laboratories is not readily able to reconcile the projected accretion information provided herein to a GAAP calculation thereof because the information needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Silicon Laboratories and its proposed acquisition (the “Acquisition”) of Sigma Designs or the Z-Wave business and related matters. These statements include, but are not limited to, statements that address Silicon Laboratories’ expected future business and financial performance and statements about (i) the timing, completion and expected benefits of the Acquisition, (ii) plans, objectives and intentions with respect to future operations and products, (iii) competitive position and opportunities, (iv) the impact of the Acquisition on the market for Silicon Laboratories products, (v) the impact of the Acquisition on non-GAAP EPS, (vi) other information relating to the Acquisition and (vii) other statements identified by words such as “will”, “expect”, “intends”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Silicon Laboratories and Sigma Designs, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the companies’ and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include any risks associated with the Acquisition such as: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from the stockholders of Sigma Designs for the transactions or regulatory approvals are not obtained; (2) litigation relating to the transaction; (3) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (4) risks that the proposed transaction disrupts the current plans and operations of Sigma Designs and Silicon Laboratories; (5) the ability of Sigma Designs and Silicon Laboratories to retain and hire key personnel; (6) competitive responses to the proposed transaction; (7) unexpected costs, charges or expenses resulting from the transaction; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (9) the ability to divest or wind down Sigma Designs’ Smart TV business; (10) the ability to divest Sigma Designs’ Media Connectivity business; (11) Sigma Designs’ ability to amend or terminate certain contracts; (12) Sigma Designs’ ability to maintain sufficient cash to satisfy the minimum cash condition; (13) Silicon Laboratories’ ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating Sigma Designs into Silicon Laboratories’ existing businesses and the indebtedness planned to be incurred in connection with the transaction; and (14) legislative, regulatory and economic developments.

The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction Silicon Laboratories’ and Sigma Designs’ filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, and which discuss additional important risk factors that may affect their respective businesses, results of operations and financial conditions. Silicon Laboratories and Sigma Designs undertake no intent or obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

Sigma Designs intends to file the applicable proxy statement(s) in connection with the Acquisition.  Investors and security holders of Sigma Designs are urged to read such proxy statement(s) (including any amendments or supplements thereto) and any other relevant documents in connection with the Acquisition that Sigma will file with the SEC upon such documents becoming available because they will contain important information about Sigma Designs and the Acquisition.   Such materials filed by Sigma Designs with the SEC may be obtained free of charge at the SEC’s website (http://www.sec.gov)  or at the Investor Relations page on Sigma Designs’  website at www.sigmadesigns.com or by writing to Sigma Designs’ Secretary at 47467 Fremont Blvd. Fremont, CA 94538 USA.

Sigma Designs and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Sigma Designs’ stockholders with respect to the Acquisition. Additional information about Sigma Designs’ directors and executive officers is set forth in Sigma Designs’ proxy statement on Schedule 14A filed with the SEC on July 17, 2017 and Annual Report on Forms 10-K and 10-K/A for the fiscal year ended January 28, 2017. Information regarding their direct or indirect interests in the Acquisition will be set forth in the proxy statement and other materials to be filed with SEC.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Silicon Laboratories Inc. dated December 7, 2017

99.2	Email sent by Tyson Tuttle to Silicon Laboratories employees on December 7, 2017

99.3	Email sent by Brandon Tolany to Silicon Laboratories Sales employees on December 7, 2017

99.4	Communication sent to Silicon Laboratories IoT customers on December 7, 2017

99.5	Acquisition messaging document sent to certain members of management of Silicon Laboratories and Sigma Designs on December 7, 2017

99.6	Investor Presentation

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Silicon Laboratories Inc. dated December 7, 2017

99.2	Email sent by Tyson Tuttle to Silicon Laboratories employees on December 7, 2017

99.3	Email sent by Brandon Tolany to Silicon Laboratories Sales employees on December 7, 2017

99.4	Communication sent to Silicon Laboratories IoT customers on December 7, 2017

99.5	Acquisition messaging document sent to certain members of management of Silicon Laboratories and Sigma Designs on December 7, 2017

99.6	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.

December 7, 2017	/s/ John C. Hollister
Date	John C. Hollister
Senior Vice President and
Chief Financial Officer
(Principal Financial Officer)